 Confidential: Use or disclosure of this document is subject to the restriction of the Confidentiality Statement



                                                                 EXHIBIT 10.1.14

                                  AMENDMENT 003
                       AVAILABILITY/OUTAGE GOALS FOR 2001
                                       TO
                    IDEN INFRASTRUCTURE [*] SUPPLY AGREEMENT
                                     BETWEEN
                                  MOTOROLA INC.
                                       AND
                           NEXTEL COMMUNICATIONS INC.


This Amendment is between Motorola, Inc., a Delaware corporation ("Motorola"), and Nextel Communications, Inc. ("Customer") and amends the iDEN Infrastructure [*] Supply Agreement dated as of April 13, 1999, as previously amended ("[*] Supply Agreement").

WHEREAS, the parties have mutually agreed to enter into this amendment to the [*] Supply Agreement in order to encourage efforts to enhance the reputation of iDEN in the United States market place by establishing improvement plans for Customer operations and Motorola support of Customer's iDEN systems in the United States; and

WHEREAS, the parties previously set system availability and outage goals and penalties for 1999 and 2000 and they now want to set new goals and penalties for 2001; and

WHEREAS, this Amendment shall (i) set joint Customer/Motorola 2001 system availability goals ("Overall System Uptime") and penalties if they are not reached and 2001 system outage ("System Outages") penalties by Motorola and (ii) supersede the availability and outage goals and penalties set for 1999 and 2000; and

WHEREAS, the parties agree to jointly develop plans and procedures capable of meeting the Overall System Uptime goals and dramatically reducing System Outages; and

NOW THEREFORE, in consideration of their mutual promises the parties agree as follows.

I.      OVERALL SYSTEM AVAILABILITY

        A. System availability will be measured on a 24-hour basis as reported in the customer Uptime Report. The system availability measurement for penalty purposes shall only be based on the period between the hours of 7:00 AM and 11:00 PM. On a monthly basis Customer will identify those outages on the Uptime Report Customer feels are Motorola's obligations, provide the Uptime Report to Motorola, and Motorola and Nextel will mutually agree to those outages for which Motorola is responsible.

                                       1

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

 Confidential: Use or disclosure of this document is subject to the restriction of the Confidentiality Statement


B. Motorola and Customer jointly agree that the monthly goals for Overall System Uptime are between the hours of 7:00 AM and 11:00 PM for 2001 and shall be based solely on [*]. The goals shall be:

                 1.   [*]
                 2.   [*]
                 3.   [*]
                 4.   [*]
                 5.   [*]
                 6.   [*]
                 7.   [*]
                 8.   [*]
                 9.   [*]
                 10.  [*]
                 11.  [*]
                 12.  [*]

C.       [*]

D.       [*]

                 1.   [*]

                                       2


* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

 Confidential: Use or disclosure of this document is subject to the restriction of the Confidentiality Statement



                2.       [*]
                3.       [*]
                4.       [*]


II.   SYSTEM OUTAGE

A.       System Outage Penalty

                1. Motorola will pay Customer on a per hour basis for each system outage as defined below [*]:

                                a)       [*]
                                b)       [*]
                                c)       [*]
                                d)       [*]
                                e)       [*]
                                f)       [*]

                 2.   [*]
                 3.   [*]
                 4. The above penalties will be assessed upon notification to Motorola CNRC by Nextel of an event and continue until such event has been corrected and the element is deemed to be in service and fully functional, less any time required to collect failure logs. [*]
                 5.   [*]


                                       3

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

 Confidential: Use or disclosure of this document is subject to the restriction of the Confidentiality Statement



B.     System Outage Exclusions
                 1. [*]
                 2. [*]
                 3. [*]
                 4. [*]
                 5. [*]
                 6. [*]
                 7. [*]
                 8. [*]
                 9. [*]
                 10.[*]
                 11.[*]
                 12.[*]

III.  GENERAL
      A.  [*]


      B.  [*]
                 1. [*]
                 2. [*]


                                       4

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

 Confidential: Use or disclosure of this document is subject to the restriction of the Confidentiality Statement

C.   [*]
         1.   [*]

D.       Infrastructure Notice of Claim
                  1. Customer must make notice of claim in writing to Motorola monthly (by the 7th day of the following month). Such claim must be signed by the Nextel Director of NTS or his/her designee. The Motorola Vice President of Sales and Operations for Nextel or his/her designee shall endorse the claim to indicate Motorola's acceptance.
                  2. Nextel and Motorola will use a predefined, agreed upon, written process for calculating monthly outages and penalties.
                  3. Motorola agrees to distribute all direct cause outage reports to the Chief Operating Officer, Chief Technology Officer, Executive Vice President of Engineering and Operations, and the Vice President and Director of Operations at Customer.

E.       Other Provisions
                 1. The parties recognize that to insure minimum restoration time, it may be necessary to forego collection of valuable trace data that would allow for root cause analysis. If customer desires to extend outage duration to collect trace data, Motorola liability terminates upon such notice.
                 2. The compensation provisions in this Amendment are effective upon execution of this Amendment, but are made retroactive to January 1, 2001. These penalty provisions shall be in effect through December 31, 2001.

F.       Extension of Penalty Provisions
         The parties agree to negotiate in good faith on modification or extension of these provisions beyond End of the Year 2001 based on perceived benefit of these provisions and changes in system performance. A formal review of the penalty program will be conducted at the end of Q4 2001.

G.       Dispute Resolution
         Disputes and Dispute Resolution with regards to this Penalty/Incentive program will be resolved as outlined in paragraph
         30.0 of the [*] Infrastructure Supply Agreement.

H. Effective as of January 1, 2001 this document supersedes the "AMENDMENT 003 AVAILABILITY/OUTAGE GOALS FOR 2001 TO iDEN INFRASTRUCTURE [*] SUPPLY AGREEMENT BETWEEN MOTOROLA INC. AND NEXTEL COMMUNICATIONS INC." that was signed on October 5, 2001. The parties inadvertently signed the wrong version of such document and have executed this agreement to rectify such error. The contents of the document signed on and dated October 5, 2001 are hereby null and void and shall be replaced by this document.



                                       5


* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

 Confidential: Use or disclosure of this document is subject to the restriction of the Confidentiality Statement

The iDEN Infrastructure [*] Supply Agreement shall remain in full force and effect except as expressly amended hereby.


IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties set forth below.

Motorola, Inc.                                                Nextel Communications, Inc.
By:      /s/ Tom Stack                                        By:      /s/ Kathryn Hinton
         ---------------------------------------------                 -----------------------------------------
          (Authorized Signatory)                                       (Authorized Signatory)

Name:    Tom Stack                                            Name:    Kathryn Hinton
         ---------------------------------------------                 -----------------------------------------

Title:   Director of Finance                                  Title:   Director-SCM
         ---------------------------------------------                 -----------------------------------------

Date:    11/13/2001                                           Date:    11/08/2001
         ---------------------------------------------                 -----------------------------------------


* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.



                                       6